UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (e)  On December 18, 2006, the Board of Directors of ESS Technology, Inc. (“Company”) amended the compensation package for James B. Boyd, the Company’s Chief Financial Officer and Senior Vice President. The amended compensation package includes (i) an annual salary of $275,000.00; (ii) a performance-based bonus of up to $150,000.00 for work related to the fiscal year ended December 31, 2006; and (iii) a performance-based bonus of up to $125,000.00 for work related to the fiscal year ended December 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2006	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer

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